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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                               SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): December 14, 2000

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

        Washington                    000-29829               91-1815009
(State or other jurisdiction      (SEC File Number)          (IRS Employer
of incorporation or organization)                          Identification No.)

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                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)
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      Item 5.  Other Events.

On December 14, 2000, the Board of Directors of Pacific Financial Corporation voted unanimously to declare a cash dividend to all stockholders of record as of December 29, 2000 of $1.28 per share payable on or before January 15, 2001. This is consistent with the company's past practice of paying annual cash dividends to its shareholders.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PACIFIC FINANCIAL CORPORATION


DATED:  December 19, 2000                 By: /s/ Dennis A. Long
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                                             Dennis A. Long
                                             President

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